Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of ZVUE Corporation (the “Company”) on Form 10-QSB for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Jeff Oscodar, the President & Chief Executive Officer of ZVUE Corporation and William J. Bush, the Chief Financial Officer of ZVUE Corporation, each certifies that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ZVUE Corporation

Dated: November 14, 2006

By: /s/ JEFF OSCODAR
Jeff Oscodar
President & Chief Executive Officer (Principal Executive Officer)

By: /s/ WILLIAM J. BUSH
William J. Bush
Chief Financial Officer (Principal Financial and Accounting Officer)